UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 9, 2011

Vertro, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

143 Varick Street
New York, New York 10013
(212) 231-2000
(Address, including zip code, and telephone number
including area code of Registrant's
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On September 13, 2011, Peter Corrao, Vertro's President and CEO will be presenting a company overview to conference delegates at the Rodman & Renshaw's Annual Global Investment Conference at the Waldorf Astoria in New York, NY at 12:05 p.m.
A copy of the presentation materials are attached as Exhibit 99.1 and are incorporated by reference into this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and accompanying exhibit is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Presentation materials for Rodman & Renshaw's Annual Global Investment Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertro, Inc.

Date: September 9, 2011	By:	/s/ John B. Pisaris
John B. Pisaris
General Counsel & Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials for Rodman & Renshaw's Annual Global Investment Conference.

Exhibit 99.1